Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT.

In connection with the accompanying Quarterly Report on Form 10-Q of Wishbone Pet Products Inc. (the “Company”) for the quarter ending January 31, 2013, I, Rami Tabet, the Principal Executive Officer and Principal Financial and Accounting Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the quarter ending January 31, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the quarter ending January 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 30, 2013

/s/ Rami Tabet
Rami Tabet, President and Chief Executive Officer and Chief Financial Officer